Exhibit 10.99
Exhibit 10.99 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 CONTRACT ID CODE Page 1 of 2 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUI SITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 0026 4/08/2009 6. ISSUED BY CODE 00001 7. ADMINISTERED BY (If other than Item 6) CODE FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554 8 NAME AND ADDRESS OF CONTRACTOR (No street county State and Zip Code) 9A. A MENDMENT OF SOLICITATION NO. Neustar, Inc. 9B. DATED (SEE ITEM 11) 46000 Center Oak Plaza Sterling VA20166 /v\ 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016 —— (X) 1 0B. DATED (SEE 13) ITEM CODE * (facility code 1 1 . THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS rn The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers I is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFI ES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. —— D -— D B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). -— —— D C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED IN TO PURSUANT TO AUTHORITY OF: -— —— Ef D. OTHER (Specify type of modification and authority) FAR 1 .6, “Authority of the Contracting Officer” —— —— E. IMPORTANT: Contractor | X | is not, | is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODI FICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to accept and incorpo rate Change Order Proposal (COP) Number 17 into the contract. COP #17 is accepted at a price of $4,361.94. A copy of the respective COP is attached. Funding will be via NANP funding and will be paid by FCC Billing & Collection Agent, Welch, LLP | | | | Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. } —— | | | | 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Anthony Wimbush —— 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. Unilbd States of Americazx . . Tar jj T 16C. DATE SIGNED t 0 ry vytffa*^ A . • wUwJo^-o-^ — ’ 04/08/2009 —— (Signature of pe

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Summary	CON03000016/0026	NANP Administrator	2 of 2

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Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
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NANP Administration Services
Scope of Work Change Proposal #17
INC Issue 613: Notification of a Service Provider
Missing the Part 4 Due Date
Date

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #17 Proposal — INC Issue 613
Table of Contents

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	2
4 Assumptions and Risks	3
5 Cost Assumptions and Summary	4
6 Conclusion	4

NeuStar, Inc. 2009	iii

NANPA — Scope of Work Change #17 Proposal — INC Issue 613
1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2 Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the proposed INC requirement that went into initial closure on February 13, 2009. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

NeuStar, Inc. 2009	1

NANPA — Scope of Work Change #17 Proposal — INC Issue 613
2	Proposed Industry Numbering Committee (INC) Scope of Work Change
INC Issue 613 was resolved on February 3, 2009 and went into initial closure on February 13, 2009. This issue affects the NANP Administration System (“NAS”).
•	Issue 613: Notification of a Service Provider Missing the Part 4 Due Date
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT

Currently, the guidelines direct the NANPA and PA to send a reminder notice to SPs if a Part 4 has not been received during the first 5 months after a code/block effective date. Once the SP misses the Part 4 due date, there is no notice sent to the SP advising them that they can no longer enter the Part 4 in PAS/ NAS, but must now submit a Manual Part 4 to the appropriate regulatory authority. This is causing SPs to have blocks and codes on the reclamation list that they are not aware of due to an oversight.

B)	FOLLOWING RESOLUTION FROM INC
         COCAG
8.2.3	If a Part 4 has not been received by the Administrator by the Part 4 due date, then the Administrator will send, via facsimile/electronic mail, a notice to the code assignee. The notice will be sent on the first day that the Part 4 will no longer be accepted in NAS, and will direct the assignee to do one of the following immediately:
•	If the code is in service, submit a manual Part 4 to the ~~FCC or~~ appropriate ~~state commission~~ regulatory authority.

•	If the code is no longer needed or not in service, return the ~~block~~code(s) ~~that the SP has retainee~~ by submitting a Part 1 ~~A to the PA via PAS~~.

•	Or request an extension from the appropriate regulatory authority per Section 8.1.
8.2.4	If there are active or pending LNP ports for any TNs within the NXX code which is being returned/reclaimed, the CO Code Administrator shall use the process outlined in Appendix C.
3        NeuStar’s Proposed Solution
Presently, the NANP Administration System (NAS) sends a reminder notice to the service provider if a Part 4 (Confirmation of CO Code In-Service) has not been received during the first five (5) months after the code effective date. This reminder notice is sent to those active NAS registered users that have 1) elected to receive reclamation notices and 2) included the NPA and Operating Company Number (OCN) in their NAS profile that matches the NPA and OCN associated with the central office code for which a Part 4 is due.

NeuStar, Inc. 2009	2

NANPA — Scope of Work Change #17 Proposal — INC Issue 613
INC Issue 613 requires NANPA to send a second notice to the service provider if no Part 4 is received within six (6) months of the original code effective date. As such, NAS must be modified to send the second notice on the first day that the Part 4 will no longer be accepted by NANPA. This notice will inform the service provider that it must submit the Part 4 to the appropriate regulatory authority. Further, the notice will be sent to the same NAS registered users that received the Part 4 reminder notification.
4 Assumptions and Risks
As part of the NANPA’s assessment of this change order, NANPA is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumptions:
•	Service providers must indicate their desire to receive notices concerning central office code reclamation by updating their NAS user profile (i.e., subscribing to “Reclamations” and including the appropriate area codes and OCNs in their profile).

•	Those service providers presently receiving the Part 4 reminder notice (sent five months after the code effective date if no Part 4 has been submitted) will desire to receive the new notification.

•	The new notification will indicate to the service provider that the Part 4 must be submitted to the appropriate regulatory authority. The appropriate regulatory authority could either be the state regulatory commission or the Federal Communications Commission (FCC). The service provider should know which organization is responsible for central office reclamations for a particular state.

•	INC Issue 613 also requires the Pooling Administrator to send a notice to the service provider when the service provider is no longer able to submit the Part 4 for a one thousand block via the Pooling Administration System (PAS). It is assumed that the required changes in PAS to introduce this new notification will take place at or near the same time as the implementation in NAS.
Risks:
•	Service providers that fail to select the “Reclamation” resource subscription or fail to keep their NAS profile active will not receive the Part 4 reminder notification or the new notification.

•	In response to receiving the new notification, a service provider may immediately attempt to submit the Part 4 into NAS. NAS will not permit the Part 4 submission. This may result in some confusion or frustration on the part of the service provider until it becomes more familiar with this new Part 4 notice.

NeuStar, Inc. 2009	3

NANPA — Scope of Work Change #17 Proposal — INC Issue 613
5 Cost Assumptions and Summary
The proposed solution for implementation of INC Issue 613 requires changes in NAS in order for the system to send a notice to the service provider on the day that NANPA will no longer accept the Part 4 and indicate that the Part 4 must be submitted to the appropriate regulatory authority. NANPA has determined that the cost associated with implementing this change in NAS is $4,361.94.
6 Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA will notify the industry that it is accommodating this Scope of Work change order.

NeuStar, Inc. 2009	4